UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As described under Item 5.07 of this Current Report on Form 8-K, on May 10, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Select Energy Services, Inc. (the “Company” or “Select”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to change the stockholder vote required to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) from a 66 2/3% to a majority vote requirement (the “Charter Amendment”). The Charter Amendment became effective on May 10, 2019 upon the passing of the stockholder vote at the Annual Meeting. The Board also approved an amendment to the Company’s Bylaws (the “Bylaws Amendment”) to change the stockholder vote required to amend the Bylaws from a 66 2/3% to a majority vote requirement, with the approval of the Bylaws Amendment contingent upon stockholder approval and implementation of the Charter Amendment. The Bylaws Amendment became effective immediately upon the Charter Amendment becoming effective on May 10, 2019.

The foregoing descriptions of the Charter Amendment and Bylaws Amendment are not complete and are qualified in their entirety by reference to the full text of the Fourth Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s stockholders elected each of the Company’s director nominees who had been nominated to serve until the Company’s 2020 Annual Meeting of Stockholders. David C. Baldwin was re-elected with 99.63% of the votes cast, Richard A. Burnett was re-elected with 99.71% of the votes cast, Robert V. Delaney was re-elected with 98.98% of the votes cast, Adam J. Klein was re-elected with 96.11% of the votes cast, Holli C. Ladhani was re-elected with 99.88% of the votes cast, Keith O. Rattie was re-elected with 96.94% of the votes cast, John D. Schmitz was re-elected with 99.83% of the votes cast, David A. Trice was re-elected with 97.09% of the votes cast, and Douglas J. Wall was re-elected with 96.89% of the votes cast. The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for fiscal 2019 was approved by 99.28% of the votes cast. The approval of the Charter Amendment was approved by 98.89% of the votes cast.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 — Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
David C. Baldwin	80,590,452	294,148	753,495	14,076,814
Richard A. Burnett	80,634,275	227,479	776,341	14,076,814
Robert V. Delaney	80,039,823	817,424	780,848	14,076,814
Adam J. Klein	77,716,800	3,140,447	780,848	14,076,814
Holli C. Ladhani	80,789,276	95,780	753,039	14,076,814
Keith O. Rattie	78,405,167	2,471,987	760,941	14,076,814
John D. Schmitz	80,749,898	133,268	754,929	14,076,814
David A. Trice	78,530,310	2,351,590	756,195	14,076,814
Douglas J. Wall	78,348,298	2,508,949	780,848	14,076,814

Proposal 2 — Ratification of the appointment of Grant Thornton LLP as Select’s independent registered public accounting firm for fiscal 2019.

FOR	AGAINST	ABSTAIN
95,026,622	20,294	667,993

Proposal 3 — Approve an amendment to our Third Amended and Restated Certificate of Incorporation, in substantially the form attached to the proxy statement as Appendix A, to change the stockholder vote required to amend our Amended and Restated Bylaws from a 66 2/3% to a majority vote requirement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
80,737,769	226,966	673,360	14,076,814

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)               Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Select Energy Services, Inc. dated as of May 10, 2019
3.2	Second Amended and Restated Bylaws of Select Energy Services, Inc. dated as of May 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2019

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel & Corporate Secretary